US STALWARTS FUND
Grandeur Peak Funds	Institutional Class: GUSYX
Summary Prospectus September 1, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://regdocs.blugiant.com/grandeur-peak/. You can also get this information at no cost by calling 1-855-377-PEAK(7325), by sending an e-mail request to Fulfillment@ultimusfundsolutions.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated September 1, 2026, along with the Fund’s most recent annual report dated April 30, 2026, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and service (12b-1) fees	0.00%
Other Expenses	0.18%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses(2)	0.96%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	Restated to reflect current fees.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$98	$306	$531	$1,178

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in more income taxes when Fund shares are held in a taxable account. For the fiscal year ended April 30, 2026, the portfolio turnover rate for the Fund was 172% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Strategic Focus

Under normal market conditions, the Adviser invests at least 80% of the Fund’s assets at the time of purchase in equity securities of companies that are economically tied to the United States. The Adviser considers a company to be economically tied to a country if at least one of the following attributes exists: the company (1) is organized in such country, (2) is headquartered in such country, (3) has its primary stock exchange listing in a market located in such country, or (4) during the company’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in such country. The Fund may also invest in securities of companies economically tied to countries outside of the United States.

The Adviser invests the Fund’s assets primarily in equity securities with market capitalizations of more than $1.5 billion at the time of purchase.

Analytical Approach

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes are among the highest quality in their global peer group. This fundamental analysis generally includes a study of the company’s financial performance, its management, its competitors, its industry, its competitive advantage, material sustainability factors, the geographic region(s) to which it is economically tied and talking with the management team. In performing such analysis, the Adviser seeks to evaluate each company’s long-term potential. The Adviser also travels on an as-needed basis to visit companies and expects to speak directly with senior management.

The Adviser incorporates the results of this analysis into its overall decision-making but does not necessarily include or exclude a particular company solely based on the Adviser’s assessment of any single criterion.

Grandeur Peak Funds | 2026 Prospectus	1

Grandeur Peak Funds US STALWARTS FUND

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early-stage companies and Initial Public Offerings (IPOs).

The Fund seeks to invest in what the Adviser believes to be the best investments available without regard to benchmark weightings. The Adviser may significantly shift Fund assets between sectors based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors.

PRINCIPAL RISKS OF THE FUND

All investments carry some degree of risk that will affect the value of the Fund, its investment performance, and the price of its shares. As a result, you may lose money if you invest in the Fund.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund is subject to the following principal investment risks:

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues affect the securities and derivatives markets. Particularly during periods of declining or illiquid markets, the Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and could cause the remaining shareholders in the Fund to lose money.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Small-Cap Company Stock Risk. Small-cap company stocks may be very sensitive to changing economic conditions and market downturns. Small-cap companies’ earnings and revenues may be less predictable, their share prices may be more volatile, and markets less liquid than companies with larger market capitalizations. There may be less publicly available information about these companies, which can affect the pricing of their shares or the Fund’s ability to dispose of those shares.

Mid-Cap Company Stock Risk. Mid-cap company stocks may be very sensitive to changing economic conditions and market downturns. Mid-cap companies’ earnings and revenues may be less predictable, their share prices may be more volatile, and markets less liquid than companies with larger market capitalizations. There may be less publicly available information about these companies, which can affect the pricing of their shares or the Fund’s ability to dispose of those shares.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth and is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Sector Exposure Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Sector and Geography Weightings Risk. Market conditions, interest rates and economic, regulatory, or financial developments could significantly affect all the securities in a single sector or geography. If the Fund invests in only a few sectors or geographies, it may have increased relative exposure to the price movements of those sectors and geographies.

2	1.855.377.PEAK (7325) | www.grandeurpeakglobal.com

Grandeur Peak Funds US STALWARTS FUND

Foreign Securities and Foreign Markets Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In some foreign markets, there may not be protection or legal recourse against failure by other parties to complete transactions or in the event of a default on a debt instrument.

Foreign Country Exposure Risk. The Fund may have exposure to foreign countries as a result of investments in domestic companies with foreign exposure. This includes possible exposure to emerging and frontier countries. To the extent the Fund invests in securities of companies with exposure to foreign markets, including in emerging and frontier countries, such investments would be subject to the same risks as a direct investment in such markets and countries. It also may not be possible for companies to repatriate capital, interest, and other income from a particular foreign country. Such risks may impact the stock valuation of companies with foreign exposure.

Currency Risk. The U.S. dollar value of the Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the United States are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Early-Stage Companies Risk. Early-stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early-stage companies may be less liquid, privately traded, and more volatile and speculative than the securities of larger companies.

Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may not be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

Portfolio Turnover Risk. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund. The Fund acquired all of the assets and liabilities of the Predecessor Fund in a tax-free reorganization on October 20, 2023. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund. Performance shown below prior to October 20, 2023, is that of the Predecessor Fund.

The bar chart below depicts the change in the Predecessor Fund’s performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Predecessor Fund’s average annual returns for the periods indicated to a broad-based securities market index and two supplemental indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website www.grandeurpeakglobal.com or by calling 855-377-PEAK(7325).

Grandeur Peak Funds | 2026 Prospectus	3

Grandeur Peak Funds US STALWARTS FUND

Annual Total Returns (years ended 12/31)

30%
20%
10%
0%
-10%
-20%
-30%
-40%
21.41%
-35.28%
22.00%
5.63%
1.09%
12/31/2021
12/31/2022
12/31/2023
12/31/2024
12/31/2025

Best Quarter – December 31, 2023	18.75%
Worst Quarter – June 30, 2022	-20.83%

As of June 30, 2026, the year-to-date return of the Fund’s Institutional Class shares was 14.64%

Average Annual Total Returns

(for the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception (March 19, 2020)
Institutional Class
Return Before Taxes	1.09%	0.47%	13.65%
Return After Taxes on Distributions	1.09%	0.37%	13.51%
Return After Taxes on Distributions and Sale of Fund Shares	0.64%	0.35%	11.05%
Indexes (reflects no deduction for fees, expenses or taxes, other than withholding taxes, as noted)*
MSCI USA Mid Cap Index (Net)**	8.36%	7.75%	17.85%
MSCI USA Small-Cap Index (Net)**	11.63%	7.59%	18.89%
MSCI USA IMI Index (Net)**	16.81%	12.82%	20.94%

*	The MSCI USA IMI Index is considered the primary benchmark to comply with regulations requiring comparison of the Fund to a broad-based securities market index. The Adviser believes the MSCI USA Mid-Cap Index better represents the Fund’s investment strategy.
**	Net performance reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are shown only for Institutional Class shares of the Fund. After-tax returns for Investor Class shares will vary from those shown for Institutional Class shares due to varying sales charges and expenses among the classes.

INVESTMENT ADVISER

Grandeur Peak Global Advisors, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Lead Portfolio Managers: Randy Pearce and Brad Barth, since inception of the Fund. Mr. Pearce and Mr. Barth were lead portfolio managers of the Predecessor Fund from its inception in 2020.

Guardian Portfolio Manager: Phil Naylor, since inception of the Fund. Mr. Naylor was a guardian portfolio manager of the Predecessor Fund from 2023.

PURCHASE AND SALE OF FUND SHARES

The Fund offers Institutional Class shares. The minimum initial investment is $1,000 for each account; except that the minimum to open an UGMA/UTMA or a Coverdell Education Savings Account is $100. There is no subsequent minimum investment amount.

Purchases, exchanges and redemptions may be made on any day the New York Stock Exchange is open for trading through institutional channels, such as financial intermediaries and retirement platforms, or directly with the Fund through the Fund’s website at www.grandeurpeakglobal.com, by telephone at 855-377-PEAK(7325) or by regular mail c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxed as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when an investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from a tax-advantaged investment plan are subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	1.855.377.PEAK (7325) | www.grandeurpeakglobal.com